2nd Quarter Conference Call May 12th, 2014

Safe Harbor Disclaimer Limitations on the Use of Information. This company overview has been prepared by Harbinger Group Inc. (the “Company” or “HGI”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all- inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding our subsidiaries’ ability to pay dividends. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HGI’s management and the management of HGI’s subsidiaries (including target businesses). Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, future actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation: the ability of HGI’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, HGI’s and its subsidiaries’ ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and those factors included under the caption “Risk Factors” in HGI’s 2014 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither the Company nor any its affiliates undertakes any duty or responsibility to update any of these forward looking statements to reflect events or circumstances after such dates or to reflect actual outcomes. Not an Offer or a Solicitation. This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Non-U.S. GAAP Measures. Non-U.S. GAAP Measures. Management believes that certain non-U.S. GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Spectrum Brands uses the non-U.S. GAAP financial measures of pro forma net sales, free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”). Management believes pro forma net sales provides investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Spectrum Brands and any significant acquired company. Management believes that adjusted EBITDA is significant to gaining an understanding of Spectrum Brands’ results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining Spectrum Brands’ debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt and meet its working capital requirements. Free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses. Insurance AOI is a non-US GAAP financial measure frequently used throughout the insurance industry and an economic measure the Insurance Segment uses to evaluate financial performance for each period. Insurance AOI eliminates (i) the impact of net investment gains, excluding gains and losses on derivatives and including net of other-than-temporary impairment losses recognized in operations, (ii) the net effect of changes in the rates used to discount the FIA embedded derivative liability and (iii) the impact of certain litigation reserves. Insurance AOI should not be used as a substitute for reported net income. However, management believes the adjustments made to net income in order to derive AOI are significant to gaining an understanding of the Insurance Segment’s overall results of operations. Adjusted EBITDA-Energy is a non- US GAAP measure that is widely used by investors, analysts and rating agencies for valuations, peer comparisons and investment recommendations. In addition, these measures are used in covenant calculations required under the EXCO/GHI JV’s credit agreement. EBITDA energy represents net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA-Energy represents EBITDA energy adjusted to exclude non-recurring other operating items, accretion of discount on asset retirement obligations, non- cash changes in the fair value of derivatives, non-cash write downs of assets, and stock based compensation. Management provides the aforementioned information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. 2

Agenda  Quarterly Overview Philip Falcone, Chairman and Chief Executive Officer  Operating Highlights Omar Asali, President and Director  Financial Highlights Tom Williams, Executive Vice President and Chief Financial Officer (NYSE: HRG) 3

Quarterly Overview Philip Falcone

Company Snapshot

Harbinger Group Inc.

Harbinger Group Inc. (HGI) is a NYSE-listed diversified holding company seeking to acquire and grow attractive businesses that generate sustainable free cash flow.

- Market Cap[1]: ~$1.7BN
- Enterprise Value[2]: ~$3.5BN

Harbinger Group Inc.

- Consolidated Assets[3]: ~$29.3BN
- Cash[4]: $454.3MM

Consumer Products

Spectrum Brands

- NYSE-listed consumer products company (ticker: "SPB")
- ~59% ownership[3]

Insurance

Fidelity & Guaranty Life

- NYSE-listed primary life insurance and fixed annuity company (ticker: "FGL")
- ~80% ownership

FrontStreet Re

- Wholly-owned Bermuda-based life and annuity reinsurance company

Energy

EXCO / Harbinger Group Inc. Energy

- Conventional oil & gas "private MLP" JV with EXCO Resources
- HGI owns 74.4%

Asset Management

Salus Capital Partners

- Majority-owned direct lender of senior secured asset based loans

Five Island

- Wholly-owned high yield asset manager

EIC Energy & Infrastructure Capital

- Wholly-owned global energy & infrastructure lender

Minority Investments

HC2 Holdings Inc.

- Own 37.5%[3]

All Other

1. Market capitalization based on common stock price per share of $11.76 on May 2, 2014. 2. Enterprise value calculated as market capitalization as of May 2, 2014 plus face value of debt, face value of preferred stock and carrying value of minority interest, net of corporate cash as of March 31, 2014. 3. As of March 31, 2014. 4. As of March 31, 2014, corporate cash and investments held at HGI.

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Preferred Stock Conversion  Simplifies Harbinger Group’s capital structure  Provides clarity to the capital markets  Removes overhang associated with uncertainty over resolution  Meaningfully reduces cash obligations  Creates greater liquidity for HRG shares On May 9th, we announced that we are exercising our option to convert the Series A and Series A-2 Convertible Preferred Stock into common stock as of May 15th 6

Business Strategy HGI’s strategy is to acquire controlling equity interests in companies across a diversified range of industries and to actively grow its operating subsidiaries. We select strong leadership teams, work with them to establish specific objectives, and regularly review their strategy and performance We take a long-term view to investing and seek opportunities that generate attractive returns and significant cash flow in order to maximize value for our shareholders Partnering with Management We intend to acquire companies that we consider to be undervalued or fairly valued with attractive financial or strategic characteristics Buying Value Building Durable Businesses 7

Certain Acquisition Criteria We evaluate a variety of acquisition opportunities that we believe could generate attractive dividend payouts and returns over the long term. Companies where HGI has identified attractive synergies with its operating businesses Companies that are in need of a financial restructuring or operational turnaround Long term cash flow positive businesses where HGI can continue to build book value Companies with which HGI believes it can engage to create long-term value Opportunities We Seek 8

Operational Highlights Omar Asali

Preferred Stock Conversion  Simplified capital structure with meaningfully less cash obligations On May 9th, we announced that we are exercising our option to convert the Series A and Series A-2 Convertible Preferred Stock into common stock as of May 15th 10 Existing Capital Structure1 Post-Conversion Capital Structure Senior Secured Debt Senior Unsecured Debt Participating Convertible Preferred Stock Common Stock 1. For illustrative purposes only; capital structure components shown as of March 31st, 2014 Senior Secured Debt Senior Unsecured Debt Common Stock

Consumer Products  Strong fundamental business  Quality assets  Excellent management team  Highly-successful track record of synergistic acquisitions The performance of Spectrum’s shares meaningfully outpaced the S&P 500 over the first half of this fiscal year 11

Consumer Products  Best ever 2nd quarter, with across-the-board increases in: —Revenue — Adjusted EBITDA — Free Cash Flow — EPS  All major lines of business increased EBITDA vs. 2Q13  14th consecutive quarter of year-over-year growth in Adjusted EBITDA  Free cash flow on track for full year target of $350 million 2nd Quarter Fiscal 2014 results for Consumer Products Segment were very strong 12

Insurance Products  Assets Under Management (AUM) up vs. 2Q13  Highest quarterly annuity sales in 5 years — Nearly 200% above 2Q13  GAAP book value up 4% to $1.5 billion  Book value excluding AOCI up 20% to $1.25 billion  Investment portfolio performing very well — Average yield on assets purchased: 5.1% — Average yield on portfolio: 4.63%, up 54 bps from 2Q13 Key fundamentals in the Insurance Segment are very strong this quarter 13

Energy Products  Operating assets as efficiently as possible  Targeted acquisitions of similar assets on a cash-flow accretive basis  Hired seasoned expert Matt Grubb as President and CEO of EXCO JV  Quarterly results solid: —Revenue and EBITDA more than doubled from 2Q13 — Production in-line with expectations  PV-10 valuations continue to improve  Non-cash impairment taken this quarter complies with SEC reporting standards —Book entry to reflect recent gas prices —Not a reflection of production or reserves Our Energy Segment is comprised of long- lived, low-decline rate and low geologic-risk conventional oil and gas assets 14

Asset Management  Formerly our “Financial Services” segment  Salus has an excellent business model and is run by an outstanding team —Has originated and serviced more than $800 million in loans — Serving under-served enterprises with limited access to capital  Five Island currently managing $400 million in assets  Launch of Energy and Infrastructure Capital adds new areas for growth Very strong revenue growth in the Asset Management segment as compared to 2nd Quarter Fiscal 2013 15

Financial Highlights Tom Williams

Revenue Highlights

Harbinger Group Inc.

Revenue growth in nearly all segments as compared to Fiscal 2013 Quarter; consolidated revenues affected by unusual comparison in Insurance with respect to net investment gains in the Fiscal 2013 Quarter

REVENUES (in millions)

Consumer Products



$988
$1,022
+3.4%
2Q13
2Q14

- Growth in all lines of business
- Impact of HHI reflected in both periods
- Excluding F/X, revenue increased 4%

Energy[1]



$17
$39
+135%
2Q13
2Q14

- Strong production trends
- New management has re-focused operations

Insurance



As reported
Excluding net Investment gains²
$402
$274
(31.9%)
$196
$233
19.2%
2Q13
2Q14
2Q13
2Q14

- 2Q13 as reported reflects impact of portfolio rebalancing
- Average earned yield higher in 2Q14

Asset Management



$5
$10
+84.9%
2Q13
2Q14

- Increase in asset-based loans originated and serviced by Salus
- Increase in asset management fees at Five Island

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment

1. Presents Harbinger Group Inc.'s 74.4% proportional interest in an oil and gas joint venture with EXCO Resources, Inc. as of February 14, 2013 2. Presents Insurance Segment revenue excluding $206.7 and $40.9 of net investment gains in 2Q13 and 2Q14, respectively

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Profitability Highlights All segments of the business reported increases in their primary measures of profitability as compared to the Fiscal 2013 Quarter 18 PROFITABILITY MEASURES1 (in millions) $143 $157 2Q13 2Q14 $23 $51 2Q13 2Q14 Consumer Products (Adjusted EBITDA) Insurance (Adjusted Operating Income) $7 $16 2Q13 2Q14 $3 $4 2Q13 2Q14 Energy (Adjusted EBITDA)2 Asset Management (Operating Income)  Record results for 2nd quarter  14th consecutive quarter of year- over-year growth in Adjusted EBITDA  Underlying trends in Insurance are strong & healthy  2Q14 reflects benefit from certain tax efficiencies  Adjusted EBITDA more than doubled from last year  Operating income affected by non- cash charge  Increase in asset- based loans originated and serviced by Salus  Increase in asset management fees at Five Island Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment 1. Review appendix for reconciliations to appropriate GAAP measures. 2. Presents Harbinger Group Inc.’s 74.4% proportional interest in an oil and gas joint venture with EXCO Resources, Inc. as of February 14, 2013

Capital Structure Update  Preferred conversion will benefit our capital structure —Reduces cash interest obligations — Creates greater liquidity — Simplifies capital structure  Corporate cash and investments: $454.3 million  Successful issuance of $200 million notes due January 2022 — 7.75% offering was heavily over-subscribed —Notes were placed with well-known institutional accounts Recent actions continue to strengthen our capital structure and position us well for continued growth 19

2Q 2014 Sum of the Parts Valuation (Dilutive) without AOCI As of March 31, 2014, the estimated net value of our assets and liabilities was $14.82 per share of diluted common stock. The closing price of HGI’s shares of common stock on March 31, 2014 was $12.23, which represents a 17% discount vs. the estimated diluted net value of HGI. SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($) $10.46 $5.87 $0.50 $1.64 $0.32 $1.78 -$5.75 $14.82 $12.23 Difference of $2.59 or 17% Discount Spectrum Brands1 Insurance Segment2 Total Estimated Value8 Common Stock Price9 HGI Funding LLC4 HGI Asset Mgmt Holdings LLC5 Cash6 Debt & Other Liabilities7 HGI Energy Holdings LLC3 1. The valuation of HGI’s interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price (“VWAP”) of SPB shares for the 20 day trading period of $78.27 through March 31, 2014 multiplied by the 27,756,905 SPB shares owned by HGI. 2. The valuation of HGI’s interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $22.79 through March 31, 2014 multiplied by the 47,000,000 shares owned by HGI (or $5.16 per share); and (ii) Front Street Re (Holdings) Ltd. reflected at its net book value as of March 31, 2014 of $146.9 million, or $0.71 per share. 3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of March 31, 2014. 4. The valuation of HGI Funding LLC reflects its net book of value as of March 31, 2014 (which includes 3,136,281 SPB shares and the market value of other securities owned by HGI Funding). 5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of March 31, 2014. 6. Total cash consists of cash at HGI as of March 31, 2014. 7. Debt and other liabilities includes the face value of all liabilities and debt at HGI as of March 31, 2014. It assumes the conversion of the Company’s preferred stock. 8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 207,600,224 shares of HGI common stock (NYSE: HRG) outstanding as of March 31, 2014, which amount does give effect to dilution for the conversion of HGI’s preferred stock (59,134,005) and the vesting of all restricted shares (5,664,755). 9. The closing price for HGI’s shares of common stock March 31, 2014. 20

Conclusion Sustainable Free Cash Flow Generating Assets Strong Management Team Disciplined Acquisition Approach Commitment to Long-term Value Creation 21

Questions and Answers

2nd Quarter Conference Call May 12th, 2014

Appendix

Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP a. For the three months ended March 31, 2014 and March 31, 2013, respectively. RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) 25 ($ in Millions) 2014 2013 Reported net income (loss) - Consumer Products segment $33.9 ($40.9) Add back: Interest expense 47.4 60.4 Income tax expense 10.5 29.1 HHI Business inventory fair value adjustment 0.0 25.8 Restructuring and related charges 7.9 7.9 Acquisition and integration related charges 6.3 12.0 Venezuela devaluation 0.0 2.0 Adjusted EBIT - Consumer Products segment 106.0 96.3 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 18.7 15.3 Amortization of intangibles 20.5 20.1 Stock-based compensation 11.3 11.6 Adjusted EBITDA - Consumer Products segment $156.5 $143.3 Fiscal Quarter (a)

Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP a. For the three months ended March 31, 2014 and March 31, 2013, respectively. RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) 26 ($ in Millions) 2014 2013 Reported net income (loss) - Energy segment ($82.5) ($10.4) Add back: Interest expense 3.9 2.0 Depreciation, amortization and depletion 10.2 5.8 EBITDA - Energy segment (68.4) (2.6) Accretion of discount on asset retirement obligations 0.5 0.3 Impairment of oil and natural gas properties 81.0 0.0 Loss on derivative financial instruments 6.8 8.8 Cash settlements on derivative financial instruments (3.5) 0.6 Adjusted EBITDA - Energy segment $16.4 $7.1 Fiscal Quarter (a)

Reconciliation of Adjusted Operating Income of Insurance Segment to U.S. GAAP a. For the three months ended March 31, 2014 and March 31, 2013, respectively. RECONCILIATION OF ADJUSTED OPERATING INCOME OF INSURANCE SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) 27 ($ in Millions) 2014 2013 Reported net income (loss) - Insurance segment $43.1 $73.1 Add back: Effect of investment gains, net of offsets (4.6) (39.0) Effect of change in FIA embedded derivative discount rate, net of offsets 11.8 (11.5) Effect of class action litigation reserves, net of offsets 1.1 0.0 Adjusted operating income - Insurance segment $51.4 $22.6 Fiscal Quarter (a)